UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 28, 2006
                                                        ---------------------

                         FRIENDLY ICE CREAM CORPORATION
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             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

                     001-13579                             04-2053130
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             (Commission File Number)       (I.R.S. Employer Identification No.)

  1855 Boston Road, Wilbraham, MA                           01095
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (413) 731-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers

(b)      Resignation of Principal Executive Officer

         Effective September 28, 2006, John Cutter resigned as President and Chief Executive Officer of Friendly Ice Cream Corporation (the "Company" or "Friendly's") to pursue other interests. At this time, the terms of any separation agreement with Mr. Cutter have not been determined. A copy of the press release announcing Mr. Cutter's resignation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

(c)      Appointment of Principal Executive Officer

         Effective September 28, 2006, the Board of Directors of the Company appointed Donald L. Smith, the Company's Chairman of the Board, to oversee the Company's operations while the Company seeks a replacement President and Chief Executive Officer to fill the vacancy created by Mr. Cutter's resignation. At this time, the terms of any employment arrangement with Mr. Smith have not been determined.

         Information with regard to Mr. Smith, including the information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K and Mr. Smith's compensation as a director of the Company, is set forth under the headings "Election of a Director", "Director Compensation" and "Certain Relationships and Related Transactions" in the Company's Definitive Proxy Statement for its 2006 Annual Meeting of Shareholders filed with the Securities and Exchange Commission ("SEC") on April 7, 2006 and in the notes to the condensed consolidated financial statements of the Company filed with the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2006, and such information disclosed therein is incorporated by reference herein.

         A copy of the press release announcing Mr. Smith's appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01         Financial Statements and Exhibits

(d)      Exhibits

99.1     Press Release dated September 28, 2006



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




                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 28, 2006          FRIENDLY ICE CREAM CORPORATION


                                   By:   /s/ PAUL V. HOAGLAND
                                      ------------------------------------------
                                   Name:     Paul V. Hoagland
                                   Title:    Executive Vice President of
                                             Administration and Chief Financial
                                             Officer

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